UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 21, 2014

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

At the Paris Course on Revascularization being held this week in Paris, France, REVA Medical, Inc. (“REVA” or the “Company”) sponsored a symposium entitled, Advancing Bioresorbable Scaffolds through Innovative Biomaterials, where information regarding the Company’s proprietary technology and bioresorbable scaffold programs was presented. The symposium, held May 21, 2014, was chaired by Dr. Alexandre Abizaid, Director of Invasive Cardiology at Institute Dante Pazzanese of Cardiology, in Sao Paulo, Brazil, and featured three separate presentations.

Dr. Marian Rippy, MS, DVM, PhD, of Rippy Pathology Solutions, Inc. in Woodbury, Minnesota, presented data regarding vascular healing following implantation of bioresorbable scaffolds made from REVA’s propriety polymer family. Dr. David Muller, Director, Cardiac Catheterization at St. Vincent’s Hospital, Sydney, Australia, and co-principal investigator for the Company’s RESTORE II clinical trial, presented acute performance data and interim major adverse cardiac event (“MACE”) results through six months in patients implanted with the ReZolve2® bioresorbable scaffold. Dr. Alexandre Abizaid presented information regarding REVA’s high-performance biomaterials that form the foundation for the Company’s Fantom™ scaffold.

The presentation materials delivered at the symposium are attached hereto as Exhibits 99.1 through 99.3. A copy of the materials has also been posted under the Investor Relations section of REVA’s website at www.revamedical.com.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibits 99.1 through 99.3, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01   Financial Statements and Exhibits.

(d)                                                         Exhibits.

Exhibit No.	Description

99.1	Presentation by Dr. Marian Rippy, MS, DVM, PhD, entitled, Vascular Safety of Bioresorbable Scaffolds Made from Biomaterials Designed for Use In Interventional Cardiology
99.2	Presentation by Dr. David Muller entitled, ReZolve2® Bioresorbable Coronary Scaffold Clinical Program Update
99.3	Presentation by Dr. Alexandre Abizaid entitled, REVA’s Bioresorbable Pipeline Fantom™ Sirolimus-Eluting Bioresorbable Scaffold

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 21, 2014	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits

99.1	Presentation by Dr. Marian Rippy, MS, DVM, PhD, entitled, Vascular Safety of Bioresorbable Scaffolds Made from Biomaterials Designed for Use In Interventional Cardiology
99.2	Presentation by Dr. David Muller entitled, ReZolve2® Bioresorbable Coronary Scaffold Clinical Program Update
99.3	Presentation by Dr. Alexandre Abizaid entitled, REVA’s Bioresorbable Pipeline Fantom™ Sirolimus-Eluting Bioresorbable Scaffold